Exhibit 23.1

                      CONSENT OF INDEPENDENT ACCOUNTANTS

The Board of Directors
Lycos, Inc.:

We consent to the incorporation by reference in this registration statement on Form S-3 of Lycos, Inc. of our reports, which appear in the annual report on Form 10-K of Lycos, Inc. and on Form 8-K/A filed January 4, 2000, and to the reference to our firm under the heading "Experts" in the prospectus.

                                        /s/ KPMG LLP
                                        --------------------------------
                                        KPMG LLP

Boston, Massachusetts
January 4, 2000